UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2012

CABLEVISION SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 27-0726696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York		11714
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 18, 2012, Cablevision held its Annual Meeting of Stockholders at which (i) the holders of Cablevision NY Group Class A common stock (“Class A stockholders”) voted upon the election of Zachary W. Carter, Thomas V. Reifenheiser, John R. Ryan, Vincent Tese and Leonard Tow to Cablevision’s Board of Directors (“Board”) for one-year terms, (ii) the holders of Cablevision NY Group Class B common stock (“Class B stockholders”) voted upon the election of Rand V. Araskog, Edward C. Atwood, Frank J. Biondi, Charles F. Dolan, James L. Dolan, Kathleen M. Dolan, Kristin A. Dolan, Patrick F. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney, Brian G. Sweeney and Marianne Dolan Weber to the Board for one-year terms and (iii) the Class A stockholders and the Class B stockholders, voting together as a single class, voted upon the ratification of the appointment of KPMG LLP as Cablevision’s independent registered public accounting firm for the 2012 fiscal year.

The Class A stockholders elected all five director nominees on which they voted, the Class B stockholders elected all twelve director nominees on which they voted, and the Class A stockholders and Class B stockholders approved the ratification of the appointment of KPMG LLP as Cablevision’s independent registered public accounting firm for the 2012 fiscal year. The number of votes cast for, withheld or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below. In accordance with Cablevision’s Amended and Restated Certificate of Incorporation, Class A stockholders have one vote per share and Class B stockholders have ten votes per share with respect to matters on which both classes of shares vote together as a single class. Accordingly, the vote counts for the stockholders vote on the ratification of the appointment of our independent registered accounting firm for the 2012 fiscal year reflect ten votes with respect to each share of Cablevision NY Group Class B common stock.

	0000000000	0000000000	0000000000
	For	Withheld	Broker Non-Votes
Election of Directors by Class A stockholders:

Zachary W. Carter	157,878,669	5,742,038	22,103,469
Thomas V. Reifenheiser	75,709,668	87,911,039	22,103,469
John R. Ryan	75,714,210	87,906,497	22,103,469
Vincent Tese	74,250,424	89,370,283	22,103,469
Leonard Tow	157,915,794	5,704,913	22,103,469

Election of Directors by Class B stockholders:

Rand V. Araskog	For:	54,137,673
Edward C. Atwood	Withheld:	0
Frank J. Biondi
Charles F. Dolan
James L. Dolan
Kathleen M. Dolan
Kristin A. Dolan
Patrick F. Dolan
Thomas C. Dolan
Deborah Dolan-Sweeney
Brian G. Sweeney
Marianne Dolan-Weber

Each of the above nominees for election by the Class B stockholders received the same vote as indicated above.

	0000000000	0000000000	0000000000
Ratification of Appointment of KPMG LLP:	For:	724,786,106
	Against:	1,311,711
	Abstain:	1,003,089

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on each of their behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION
(Registrant)

By:	/s/ Victoria D. Salhus
Name: Victoria D. Salhus
Title: Senior Vice President, Deputy General Counsel and Secretary

CSC HOLDINGS, LLC
(Registrant)

By:	/s/ Victoria D. Salhus
Name: Victoria D. Salhus
Title: Senior Vice President, Deputy General Counsel and Secretary

Dated: May 21, 2012

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